UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WEC Energy Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Onl~~i~~n~~e~~ Go to www.envisionreports.com/WEC or scan the QR code — login details are located in the shaded bar below.

Stockholder Meeting Notice

Important notice regarding the Internet availability of proxy materials for the
WEC Energy Group, Inc. Stockholder Meeting to be Held on May 9, 2024

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 proxy statement and 2023 annual report to stockholders are available at:

www.envisionreports.com/WEC

Easy Online Access — View your proxy materials and vote.
Step 1:	Go to www.envisionreports.com/WEC.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 29, 2024 to facilitate timely delivery.

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Stockholder Meeting Notice

The 2024 Annual Meeting of Stockholders of WEC Energy Group, Inc. will be held on Thursday, May 9, 2024 at 1:30 pm, Central time, virtually via the Internet at www.meetnow.global/M4ACHZT. To participate in the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4:

1.	Election of Directors - Terms Expiring in 2025
01 - Ave M. Bie
02 - Curt S. Culver
03 - Danny L. Cunningham
04 - William M. Farrow III
05 - Cristina A. Garcia-Thomas
06 - Maria C. Green
07 - Gale E. Klappa
08 - Thomas K. Lane
09 - Scott J. Lauber
10 - Ulice Payne, Jr.
11 - Mary Ellen Stanek
12 - Glen E. Tellock
2.	Ratification of Deloitte & Touche LLP as independent auditors for 2024
3.	Advisory vote to approve executive compensation of the named executive officers
4.	Amendment of our Restated Articles of Incorporation to increase the number of authorized shares of common stock

The Board of Directors is not recommending a vote for or against Proposal 5:
5.	Stockholder proposal regarding simple majority vote

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here’s how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

–	Internet – Go to www.envisionreports.com/WEC. Click Cast Your Vote or Request Materials.

–	Phone – Call us free of charge at 1-866-641-4276.

–	Email – Send an email to investorvote@computershare.com with “Proxy Materials WEC Energy Group” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 29, 2024.